UNITED STATES
                       SECURITIES AN0D EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 25, 2005


                              SIVAULT SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


       0-30711                                             98-0209119
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


      2665 NORTH FIRST STREET, SUITE 300, SAN JOSE, CA                  95134
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (408) 321-5100
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               Registrant's telephone number, including area code


         -------------------------------------------------------------
         (Former name or Former Address, If Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANTS BUSINESS AND OPERATIONS

         ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         RESTRUCTURING OF LONGVIEW DEBT. The Company and three Longview Funds ("Longview") have agreed to restructure $2,588,237 of Longview Convertible Debt as follows.

         TERMS OF RESTRUCTURING. All outstanding debt of SiVault to Longview to be restructured as follows:

                    (a) SiVault to pay $400,000 to Longview on or before JANUARY 31, 2006;

                    (b) SiVault to pay an additional $400,000 to Longview on or before APRIL 30, 2006;

                    (c) Convertible Notes of Longview to be adjusted pro rata as follows:

                              (i)   principal amount to be reduced to $410,000;

                              (ii) Fixed Conversion Price to be reduced to $.20 per share;

                              (iii) SiVault granted a one year redemption right
                                    with respect to any shares issued at $.25 per share.

                    (d) Balance of debt to be forgiven if Company is not in default with the forgoing terms and conditions.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03.   Material modification to rights of security holders.

             Refer to Item 1.01 above.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.02. Departure of Directors or Principal Officers; election of Directors; appointment of Principal Officers.

ITEM 5.02(b). Effective August 24, 2005, Mssrs. David Dalton and Gerard Munera resigned from the Company's Board of Directors and Mr. John Mahoney was appointed to the Board of Directors. Effective September 1, 2005, Mr. Gil Amelio resigned as a member of the Board and on September 16, 2005, Mr. Anthony Low Beer was appointed to the Board. Effective November 21, 2005, Mr. Orhan Saddikhan and Mr. Michel Kadosh were appointed to the Board of Directors. Effective November 21, 2005, John Mahoney was named acting Chief Executive Officer, Anthony Lowbeer was named Chairman of the Board; Mr. Wayne Taylor will continue as Chief Financial Officer of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

         Not Applicable.

(b)      Pro Forma Financial Information

         Not Applicable.

(c) Exhibits:

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     SIVAULT SYSTEMS, INC.


                                                     /s/ John Mahoney
                                                     -----------------------
                                                     John Mahoney
                                                     Chief Executive Officer


Date: November 22, 2005